Exhibit 99.1

The Cigna Group Hosts 2026 Investor Day;
Introduces “Lead to One” to Drive Durable Growth
Through Complex Care Leadership and Differentiated Capabilities

•	Following deliberate portfolio shaping over the last several years, The Cigna Group is strategically positioned where health care costs are concentrating with multiple avenues for growth
•	Announces “Lead to One” vision, unifying all colleagues around delivering personalization at scale to improve affordability and the patient experience
•	Distinct, industry-leading capabilities in complex care, powered by clinical expertise, data, technology and AI
•	Announces $3B multi-year modernization and productivity initiatives to fuel performance
•	Reaffirms 2026 full-year financial guidance and provides long-term financial growth target of 10-14% adjusted EPS CAGR through 2030

BLOOMFIELD, Conn., Sept. 30, 2026 – Today, at its Investor Day, The Cigna Group (NYSE: CI) will outline its strategy to improve affordability and personalization across the health care continuum. Enterprise leaders will detail how the Company’s deliberately shaped portfolio, differentiated leadership in complex care, and disciplined execution position it to deliver durable growth, robust operating cash flow, and enhanced shareholder returns.

“We are proud to announce ‘Lead to One,’ our vision for the future of healthcare through personalization at scale. This unifies direction for our enterprise and positions The Cigna Group for continued success as we work to improve the health of the diverse range of customers we serve,” said Brian Evanko, President and Chief Executive Officer of The Cigna Group. “We are uniquely positioned in the fastest-growing areas of health care, with a distinct ability to serve patients with complex needs through the combined capabilities of our Evernorth Health Services and Cigna Healthcare businesses. By building on our growth platforms, scaling our differentiated capabilities, and executing with discipline, we are well positioned to deliver durable earnings growth, create long-term shareholder value, and improve affordability and outcomes for those we are privileged to serve.”

Introduces “Lead to One” Vision to Drive Durable Growth
The Cigna Group is focused on transforming health care by improving affordability and delivering personalization for all customers across the care continuum. Lead to One is delivered through the strategic growth framework leaders will outline today:
•
Deliver core growth: Build on the strong foundation of a deliberately shaped portfolio — including Cigna Healthcare and Evernorth’s Specialty & Care Services and Pharmacy Benefit Services — to drive growth.

•	Leverage distinct capabilities: Apply industry-leading complex care capabilities, enabled by clinical expertise, data, technology and AI.
•	Execute with discipline: Maintain a clear vision, consistent execution, operational excellence, a culture of innovation and disciplined capital stewardship.

Deliver core growth
The Cigna Group's businesses are connected through shared clinical expertise, data, customer relationships, and distribution capabilities, creating multiple avenues for growth and value creation. This deliberately built foundation is aligned to attractive, growing segments of health care where the Company possesses meaningful scale, differentiated capabilities, and opportunities for continued expansion.

Leverage distinct capabilities
Complex care is rarely defined by a single diagnosis, medication or episode of care. Patients with complex needs often require support across multiple conditions, specialty and traditional medications, behavioral health, primary and specialty care, and ongoing care navigation. The Cigna Group's advantage comes from its ability to engage patients across more of that journey than most organizations, creating visibility into the factors that influence outcomes, affordability and experience. Supporting these patients requires a unique breadth of capabilities, and The Cigna Group's growth platforms work together to understand, anticipate and manage clinical complexity:
•
Evernorth Specialty & Care Services: Supports more than one million patients with complex conditions and delivers more than 8 million prescriptions annually, combining deep clinical expertise, nationwide provider and distribution capabilities, and personalized support models that improve access, adherence, and outcomes. This combination has established Evernorth as a trusted partner to patients, providers, health systems, and drug manufacturers.

•
Cigna Healthcare: Delivers more personalized and proactive experiences across the full spectrum of patient requirements, from identifying emerging oncology needs earlier to providing AI-enabled navigation and advocacy support.

•	Evernorth Pharmacy Benefit Services: Integrates pharmacy benefits, clinical insights, and supply chain expertise to improve affordability, support better adherence, and drive better outcomes at scale.

Together, these capabilities enable The Cigna Group to identify risk earlier, connect fragmented information across the health care system, and intervene before higher-cost events occur. This ability to understand and manage complexity creates a meaningful advantage in affordability, personalization and outcomes, while positioning the Company to capture a growing share of one of health care's largest and fastest-growing segments.

Evanko continued, “The capabilities that make us a leader in complex care are also being applied to improve how health care is experienced across the broader population. By bringing together data, clinical expertise and AI through our health intelligence engine, we can identify needs earlier, personalize support and help lower the total cost of care. As we continue to scale these capabilities, we will create value for customers, clients and shareholders alike through better outcomes, lower costs and a more connected health care experience.”

As part of its commitment to supporting people living with complex conditions, The Cigna Group Foundation is announcing a new $10.5 million, three-year grant program to expand community support for patients and caregivers and help address non-clinical barriers to treatment. The program will focus on strengthening the services and support systems that help patients start, stay on and benefit from treatment, including care navigation, education, peer support, mental health resources and assistance with essential social needs.

Execute with discipline
The Cigna Group will continue to fuel sustainable growth through operational excellence, expense discipline, and capital flexibility enabled by the Company’s capital-light model.

Reaffirms 2026 guidance and provides 2030 financial targets
The Cigna Group reaffirms its 2026 financial guidance:
•	Consolidated Adjusted Revenues of ~$280 billion
•	Consolidated Adjusted EPS of at least $30.45
•	Evernorth Health Services pre-tax adjusted income from operations of at least $6.90 billion
•	Cigna Healthcare pre-tax adjusted income from operations of at least $4.55 billion
•	Medical care ratio of 83.7% to 84.7%

The Cigna Group provides 2026 – 2030 financial targets:
(All financial targets are through year end 2030 unless otherwise noted)
•	10-14% Adjusted EPS CAGR
•	~$50 billion in cumulative operating cash flow

As part of its Lead to One direction, The Cigna Group is announcing a new $3 billion multi-year series of modernization and productivity initiatives to support growth and financial performance. The initiatives will focus on modernizing processes and streamlining workflows, empowering colleagues with AI-enabled insights and tools to drive greater effectiveness, along with driving disciplined supplier and vendor management.

“We are building on a proven track record of delivering consistent and differentiated adjusted EPS growth through disciplined execution,” said Ann Dennison, Executive Vice President and Chief Financial Officer of The Cigna Group. “Our long-term growth targets are supported by our clear growth pillars, distinct capabilities, and our new multi-year modernization and productivity initiatives, which will self-fund and fuel our performance. We are positioned to deliver attractive, sustainable growth, robust operating cash flow, and enhanced shareholder returns.”

Webcast information
The event will begin at 8:30 a.m. ET. A live webcast of the presentation will be available at https://www.thecignagroupinvestorday.com.

To listen to this presentation live on the Internet, visit https://www.thecignagroupinvestorday.com at least 15 minutes prior to the presentation to download and install any necessary audio software.

About The Cigna Group
The Cigna Group (NYSE: CI) is a global health company committed to creating a better future built on the vitality of every individual and every community. We relentlessly challenge ourselves to partner and innovate solutions for better health. The Cigna Group includes products and services marketed under Cigna Healthcare, Evernorth Health Services or its subsidiaries. The Cigna Group maintains sales capabilities in more than 30 markets and jurisdictions and has over 180 million customer relationships around the world. Learn more at thecignagroup.com

Cautionary Statement Regarding Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on The Cigna Group’s current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements concerning our projected adjusted revenue for 2026; projected adjusted income from operations for 2026 on a segment basis, projected adjusted earnings per share and earnings per share growth rate for 2026 and future periods for The Cigna Group, Evernorth Health Services (including Pharmacy Benefit Services and Specialty & Care Services) and Cigna Healthcare; projected medical care ratio for 2026; projected cash flow from operations; future financial or operating performance, including our ability to improve the health and vitality of those we serve; our market opportunities; economic, regulatory or competitive environments; future growth (including growth of Evernorth Health Services and Cigna Healthcare), business strategy, and strategic or operational initiatives, including our modernization and productivity initiatives, and ability to successfully implement actions across our business to strengthen our platform and build a more sustainable model for healthcare; our prospects for growth in the coming years; and other statements regarding The Cigna Group’s future beliefs, expectations, plans, intentions, liquidity, cash flows, financial condition or performance. You may identify forward-looking statements by the use of words such as "believe," "expect," "project," "plan," "intend," "anticipate," "estimate," "predict," "potential," "may," "should," "will" or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to manage health care costs and respond to price competition, inflation and other pressures that could compress our margins or result in premiums that are insufficient to cover the cost of services delivered to our customers; our ability to compete effectively, differentiate our products and services from those of our competitors and adapt to changes in an evolving and rapidly changing industry; our ability to develop and effectively implement products and services to improve the accessibility, affordability and transparency of health care; changes in drug pricing or industry pricing benchmarks; our ability to maintain relationships with one or more key pharmaceutical manufacturers or if payments made or discounts provided decline; changes in the pharmacy provider marketplace or pharmacy networks; the potential for actual claims to exceed our estimates related to expected medical claims; our ability to develop and maintain satisfactory relationships with health care payors, physicians, hospitals, other health service providers and with producers and consultants; potential liability in connection with managing medical practices and operating pharmacies, onsite clinics and other types of medical facilities; uncertainties surrounding participation in government-sponsored programs and providing services to payors who participate in government-sponsored programs; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; compliance with applicable privacy, security and data laws, regulations and standards; the outcome of litigation, regulatory audits and investigations; compliance costs and potential failure of our prevention, detection and control systems; our ability to invest in and properly maintain our information technology and other business systems; our ability to prevent or contain effects of a potential cyberattack or other privacy or data security incident; risks related to our use of artificial intelligence and machine learning; dependence on success of relationships with third parties; risk of significant disruption within our operations or among key suppliers or third parties; political, legal, operational, regulatory, economic and other risks that could affect our multinational operations, including currency exchange rates; risks related to strategic transactions and realization of the expected benefits of such transactions, as well as integration or separation difficulties or underperformance relative to expectations;  which could lead to an impairment charge; our ability to achieve our strategic and operational initiatives; unfavorable economic and market conditions, the risk of a recession or other economic downturn and resulting impact on employment metrics, stock market or changes in interest rates; risks related to a downgrade in financial strength ratings of our insurance subsidiaries; the impact of our significant indebtedness and the potential for further indebtedness in the future; credit risk related to our reinsurers; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available through the Investor Relations section of www.thecignagroup.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. The Cigna Group undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

Notes
Adjusted revenues is used by The Cigna Group’s management because it facilitates analysis of trends in underlying revenue. The Cigna Group defines adjusted revenues as total revenues excluding the following adjustments: special items and The Cigna Group’s share of certain investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting. Special items are matters that management believes are not representative of the underlying results of normal, recurring operations due to their nature or size. We exclude these items from this measure because management believes they are not indicative of past or future underlying performance of the business. Adjusted revenues are not determined in accordance with GAAP and should not be viewed as a substitute for the most directly comparable GAAP measure, total revenues.

Adjusted income (loss) from operations is a principal financial measure of profitability used by The Cigna Group’s management because it presents the underlying results of operations of The Cigna Group’s businesses and facilitates analysis of trends in underlying revenue, expenses and shareholders’ net income. Adjusted income (loss) from operations is defined as shareholders’ net income (or income before taxes less pre-tax income (loss) attributable to noncontrolling interests for the segment metric) excluding net investment gains/losses, amortization of acquired intangible assets and special items. The Cigna Group’s share of certain investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting are also excluded. Special items are matters that management believes are not representative of the underlying results of normal, recurring operations due to their nature or size. Adjusted income (loss) from operations is measured on an after-tax basis for consolidated results and on a pre-tax basis for segment results. Consolidated adjusted income (loss) from operations is not determined in accordance with GAAP and should not be viewed as a substitute for the most directly comparable GAAP measure, shareholders’ net income.

Management is not able to provide a reconciliation of adjusted income from operations to shareholders’ net income or adjusted revenues to total revenues on a forward-looking basis because we are unable to predict, without unreasonable effort, certain components thereof including (i) future net investment results and (ii) future special items. These items are inherently uncertain and depend on various factors, many of which are beyond our control. As such, any associated estimate and its impact on shareholders’ net income and total revenues could vary materially.

The Cigna Healthcare medical care ratio represents medical costs as a percentage of premiums for all Cigna Healthcare risk products provided through guaranteed cost or experience-rated funding arrangements. Changes in percentages may be expressed in basis points.

The Cigna Group’s outlook excludes the potential effects of any business combinations that may occur after the date of this press release. The Cigna Group’s outlook includes the potential effects of expected future share repurchases and anticipated 2026 dividends.

The Cigna Group currently intends to pay regular quarterly dividends, with future declarations subject to approval by its Board of Directors and the Board’s determination that the declaration of dividends remains in the best interests of The Cigna Group and its shareholders. The decision of whether to pay future dividends and the amount of any such dividends will be based on The Cigna Group’s financial position, results of operations, cash flows, capital requirements, the requirements of applicable law and any other factors the Board of Directors may deem relevant.

The timing and actual number of shares repurchased will depend on a variety of factors, including price, general business and market conditions, and alternate uses of capital. The share repurchase program may be affected through open market purchases in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, including through Rule 10b5-1 trading plans, or privately negotiated transactions. The program may be suspended or discontinued at any time.

Investor Relations Contact
Ralph Giacobbe
1 (860) 787-7968
Ralph.Giacobbe@TheCignaGroup.com

Media Contact
Justine Sessions
1 (860) 810-6523
Justine.Sessions@Evernorth.com